EuroBancshares, Inc.
NASDAQ: EUBK
Cohen Bros. & Company Conference
March 18, 2005

Forward Looking Statements

This presentation may contain forward-looking statements including comments with respect to our objectives, strategies, and the results of our operations and business. These statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on the forward-looking statements, as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as: fluctuations in interest rates and stock indexes; effects of competition in the areas in which we operate; and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors and others that may have not been included in this list, as well as other uncertainties and events.

Stock Profile

Nasdaq Symbol	EUBK
Recent Price (3/9/05)	$18.58
Market Cap:	$362.29 million
Shares Outstanding	19.50 million
Float:	3.90 million
Avg. Volume:	44,277

Company Overview

- **Headquarters:** San Juan, Puerto Rico
- **Total Assets:** $2.103 Billion
- **Loans & Leases:** $1.388 Billion
- **Branches:** 21
- **Deposits:** $1.409 Billion
- **Equity:** $158.9 Million

EuroBancshares, Inc.

Eurobank — **EBS Overseas (IBE)**

- Commercial Banking
- Leasing
- Mortgage
- Trust & Wealth Management
- BT International (IBE)

EuroSeguros

- Automobile
- Property & Casualty
- Guaranteed Auto Protection

Experienced Executive Leadership

➢ **Average experience: 30 years**

Executive	Title	Experience	Joined Eurobank
Rafael Arrillaga-Torréns, Jr.*	Chairman, President and CEO	29	1979
Yadira R. Mercado	EVP, CFO and Corporate Secretary	24	1991
Jorge E. Sepúlveda-Estrada	SVP and Treasurer	30	1993
James I. Thomson	EVP, Risk Management and Chief Lending Officer	44	1999
Félix León	EVP, Operations	40	2004
Luis S. Suau Hernández	SVP, San Juan-Metropolitan Area	30	1997
Fausto Peña Villegas	SVP, Northern Region	29	2001
Ricardo X. Pou Vendrell	SVP, Southern Region	10	2003
Roberto Carreras Sosa	SVP, Eastern Region	28	2002
Jaime Noble Fernández	SVP, EuroLease	31	1999

*Joined Eurobank in 1979 as a director, became Chairman in 1993, and CEO in 1994

Investment Considerations

- Pure play commercial bank
- Conservative experienced management
- Strong credit fundamentals
- Strong organic growth
- Asset sensitive
- B&T successfully integrated


EUROBANK
EUROMORTGAGE
PRESTAMOS HIPOTECARIOS
EUROLEASE
UNA DIVISION DE EUROBANK

Hatillo Branch

Corporate Strategy

- Establish Bank as Premier Middle market Commercial Bank
- Maintain Strong Asset Quality
- Focus on Niche Market to Maintain Strong Earnings Growth and Profitability
- Expand Branch Franchise through De Novo Opportunities


EUROBANK
Bayamon Branch

- Utilize Under-Leveraged IBE, as Interest Rate Environment Improves
- Consider Strategic, Accretive Acquisitions

Branch Distribution Network



Atlantic Ocean
Isabela
Arecibo
Aguadilla
Quebradillas
Barceloneta
Manatí
Vega Baja
Vega Alta
Levittown
Cataño
San Juan
Bayamón
Guaynabo
Carolina
Río Grande
Luquillo
Fajardo
Trujillo Alto
San Sebastián
Utuado
Mayagüez
Hormigueros
Cabo Rojo
San Germán
Yauco
Ensenada
Juana Díaz
Ponce
Santa Isabel
Coamo
Cayey
Caguas
Juncos
Humacao
Guayama
Maunabo
Orocovis
Vieques
Caribbean Sea
EuroBank Branch
Proposed New Branch Site

- Currently operate a network of 21 branches
- Plan to open 6 additional branches by 2007
- Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

Puerto Rico Market Opportunity

- Economy Highly Correlated with Mainland U.S. Economy
- Projected Economic Growth of 2.7% for 2005
- Population of 3.9 million; Housing Shortage, 100,000 Units
- Annual Real Estate Appreciation 5%-8%
- Economic Drivers: Manufacturing, Government Services, Health Care Services
- Tax Advantages for Financial Institutions and Retail Investors
- 11 FDIC Insured Banks and Trust Companies Represent $90.3+ Billion in Total Assets
- Larger Non-local Banks Provide Opportunity to Take Market Share

Business Overview


EUROBANK

Manati Branch

Premier Commercial Banking

Lending Focus	• Commercial loans and owner occupied real estate loans • Companies with annual sales between $2 to $40 million • Financing requirements between $1 to $5 million
Loan Type	• Commercial real estate - 75% variable rate loans • C&I - 74% variable rate loans • Construction - 92% variable rate loans
Strategy	• Target small and mid-sized commercial businesses • Build relationships by providing efficient "personalized" attention • Decentralized management approach • Centralized approval process



($'s in millions)
CAGR: 42.03%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$136
$199
$276
$435
$525
$786
1999
2000
2001
2002
2003
2004
Commercial & Construction Loans

Commercial Loans

($'s in millions)



$710
$700
$690
$680
$670
$660
$650
$640
* CAGR: 23.76%
$666
$706
9/30/2004
12/31/2004

* Annualized CAGR



EUROBANK

Humacao Branch

Leading Leasing Business

Lease Type	• Open-ended • 99% automobile leases
Lease Terms	• Up to 72 months • No residual value on 72 month leases
Asset Quality	• % of losses to year end lease balances was .68% in 2004
Strategy	• Short to medium term fixed rate product offsets the variable rate of commercial portfolio • If a residual value exists, the lessee is responsible • Lessee is deemed title holder (no third party liability)



($'s in millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR: 93.32%
$17
$81
$141
$260
$321
$459
1999
2000
2001
2002
2003
2004
End of period balance

Full Spectrum of Products


EUROBANK

Bayomon Branch



Mayaguez Branch

Mortgage Business



Caguas Branch

- Mortgage Portfolio, $51.7 million
- Strategy:
  - Non-wholesale
  - Sell majority of originations in secondary market
- Mortgage Type:
  - Fixed rate; maximum 30 years
  - FNMA, VA, FHA, Freddie Mac
  - Conforming, non-conforming
- Target Market:
  - Homes financed by construction lending department
  - Retail customers; commercial customers

Trust & Wealth Management



Carolina Branch

- Established in 2002
- Strategy and Focus:
  - Offer retirement benefits
  - Offer trust and wealth management services
  - Fee structure based on AUM
  - Assets under management: $252 million as of 12/31/04
- EuroFinancial:
  - Joint venture with Consultative Securities, Inc.
  - Established to service customers' investment needs

Track Record of Growth

- We believe our strategy has proven successful



EUROBANK

Ponce Branch

	'99 – Dec '04 CAGR
Net interest income	40.46%
Non-interest income – service charge & other fees	23.69%
Net income- before extraordinary gain	60.35%
Diluted EPS – before extraordinary item	42.83%
Total assets	47.04%
Total gross loans & leases	49.48%
Total deposits	49.20%
Total equity	45.75%

4Q vs. 3Q 2004 Highlights

($ in millions) Expect per share amounts	4Q' 04	3Q' 04	*Annualized Change*
Total interest income	**$30.485**	**$28.566**	***26.87%***
Non-interest income – service charges & other fees	**2.272**	**2.038**	***45.93%***
Total non-interest expense	**10.792**	**9.786**	***41.12%***
Net income – before extraordinary gain	**6.737**	**5.377**	***101.17%***
Diluted EPS	**$0.32**	**$0.28**	***57.14%***
Total assets	*** 2,103**	**1,969**	***27.22%***
Loans and leases (Net of Unearned)	*** 1,388**	**1,366**	***6.44%***
Deposits	**1,409**	**1,381**	***8.11%***
Stockholders' equity	**158.915**	**152.890**	***15.76%***

*$30mm in leases sold in Nov. 2004

Credit Quality


NPLs and NCOs Ratios
NPLs / Total Loans
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NCOs / Avg. Loans
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Banco del Comercio Acquisition (10/26/97)
BankTrust Acquisition (5/3/04)
Banco de Financiero Acquisition (12/15/02)
3.29%
2.44%
2.23%
2.87%
2.98%
3.17%
2.92%
0.62%
0.18%
0.24%
0.52%
0.48%
0.68%
0.69%
1999
2000
2001
2002
2003
3Q 04
2004
NCOs / Avg. Loans
NPLs / Total loans

Strong Earnings Momentum



$1.07
$1.00
'99 – '04 CAGR: 42.83%
$0.75
$0.69
Diluted Earnings Per Share
$0.50
$0.46
$0.42
$0.40
$0.25
$0.18
$0.00
1999
2000
2001
2002**
2003
2004*

*It does not include $4.4 million extraordinary gain from BT

** It does not include $1.1 million extraordinary gain.

Total Interest Income - Total Interest Expense



120
100
80
60
40
20
0
18.1
19
25.4
28.6
30.5
71.5
103.5
3Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2003
12 Months 2004



45
40
35
30
25
20
15
10
5
0
8.3
9.9
11.1
12.2
41.5
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2004

In Millions

Net Interest Margin – ON A FULLY TAXABLE EQUIVALENT BASIS



4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
4.29%
3.75%
3.77%
3.84%
3.88%
2002
2003
2004
3Q' 04
4Q' 04

Non-interest income – service charge and other fees


12 Months 2004
4Q-2004
3Q-2004
3Q-2003
8.1
2.3
2
1.2
0
2
4
6
8
10

In Millions

Non Interest Expense


40
35
30
25
20
15
10
5
0
10.06
14.05
17.61
21.93
28.88
36.83
1999
2000
2001
2002
2003
2004

In Millions

Net Income


In Millions
20
18
16
14
12
10
8
6
4
2
0
2.5
3.6
2.3
4.5
5.4
6.7
9.9
18.9
3Q-2003
4Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2003
*12 Months 2004

*It does not include $4.4 million extraordinary gain from BankTrust acquisition.

A Proven Track Record

Performance Ratios	4Q 04	2004	2003	2002	2001
Return on average common stockholders' equity	18.49%	23.11%	16.50%	13.56%	14.34%
Return on average assets	1.32	1.32	0.87	0.92	1.10
Net interest margin *	3.88	3.77	3.75	4.29	4.97
Efficiency ratio *	48.24	50.31	57.86	62.85	59.70

* Fully taxable equivalent

A Proven Track Record

Capital Ratios	2004	2003	2002	2001
Leverage ratio	9.94%	6.76%	7.93%	8.27%
Tier 1 risk-based capital	12.77	8.30	8.63	9.57
Total risk-based capital	13.98	11.60	12.79	15.26
Tangible common equity to tangible assets	7.57	4.93	5.54	7.87

Asset Quality Ratios	2004	2003	2002	2001
Nonperforming assets to total assets	2.23%	2.51%	2.87%	2.18%
Nonperforming loans to total loans and leases	2.92	2.98	2.87	2.23
Allowance for loan and lease losses to nonperforming loans	46.97	35.07	31.35	44.18
Allowance for loan and lease losses to total loans	1.37	1.04	0.90	0.98
Net charge-off to average loans	0.69	0.48	0.52	0.24

ROAA*


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
1.04%
1.10%
0.77%
0.87%
1.07%
1.10%
1.32%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

*Before extraordinary gain

ROAE*


20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.48%
15.39%
14.34%
11.45%
16.50%
19.30%
19.12%
18.47%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

Efficiency Ratio



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
65.43%
59.86%
59.70%
62.85%
57.86%
50.31%
48.05%
48.24%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

Total Assets

($ in millions)



2500
2000
1500
1000
500
0
CAGR: 47.04%
306
452
608
1,035
1,321
2,103
1999
2000
2001
2002
2003
2004

Total Gross Loans and Leases

($ in millions)



CAGR: 49.48%
1600
1400
1200
1000
800
600
400
200
0
186
312
459
768
899
1,388
1999
2000
2001
2002
2003
2004

Loans Composition


33.29%
51.27%
5.86%
3.75%
5.83%
C/L
Construction
Mortgage
Consumer
Leases

Commercial Loans Composition


34.35%
65.65%
Commercial Real Estate
Other Commercial & Industrial

Total Deposits

($ in millions)



CAGR: 41.20%
1600
1400
1200
1000
800
600
400
200
0
251
350
486
843
985
1,409
1999
2000
2001
2002
2003
2004

Deposit Composition



9.79%
8.38%
19.79%
11.50%
14.26%
36.28%
Non-Interest Bearing
Now & Money Market
Savings
Regular CD's
Jumbo CD's
Broker CD's

Total Capital


As of 12/31/2003
As of 12/31/04
65.1
158.9
0
20
40
60
80
100
120
140
160
180
In Millions

Investment Considerations

- Pure play commercial bank
- Conservative experienced management
- Strong credit fundamentals
- Strong organic growth
- Asset sensitive
- B&T successfully integrated



EUROBANK
EUROMORTGAGE
PRESTAMOS HIPOTECARIOS
EUROLEASE
UNA DIVISION DE EUROBANK

Hatillo Branch